UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

Acreage Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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ACREAGE HOLDINGS, INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual general meeting (the “Meeting”) of the holders (the “Subordinate Shareholders”) of Class A subordinate voting shares (the “Subordinate Voting Shares”), the holders (the “Proportionate Shareholders”) of Class B proportionate voting shares (the “Proportionate Voting Shares”) and the holders (the “Multiple Shareholders” and collectively with the Subordinate Shareholders and the Proportionate Shareholders, the “Shareholders”) of Class C multiple voting shares (the “Multiple Voting Shares”, and collectively with the Subordinate Voting Shares and the Proportionate Voting Shares, the “Shares”) of Acreage Holdings, Inc. (the “Corporation”) will be held for the following purposes:

1.	to receive the audited financial statements of the Corporation for the year ended December 31, 2019, together with the auditors’ report thereon;

2.	to set the number of directors of the Corporation at five;

3.	to elect the directors of the Corporation for the ensuing year;

4.	to appoint Marcum LLP as the new auditors of the Corporation for the ensuing year per the Audit Committee’s recommendation for the change of auditor, and authorize the directors to fix the remuneration of the auditors; and

5.	to transact such other business as may properly be brought before the Meeting or any adjournment(s) or postponement(s) thereof.

Information relating to the matters to be brought before the Meeting is set forth in the proxy statement (the “Proxy Statement”) which accompanies this Notice.

The Board of Directors of the Corporation has fixed Monday, May 25, 2020 as the record date for the Meeting. Shareholders of record at the close of business on this date are entitled to notice of the Meeting and to vote thereat or at any adjournment or postponement thereof on the basis of: (i) one (1) vote for each Subordinate Voting Share held; (ii) forty (40) votes for each Proportionate Voting Share held; and (iii) three thousand (3,000) votes for each Multiple Voting Share held.

Meeting Format

The Corporation is holding the Meeting this year as a completely virtual Meeting, which will be conducted via teleconference. Shareholders will not be able to attend the Meeting in person.

Out of an abundance of caution, to address potential issues arising from the unprecedented public health impact of the novel coronavirus (“COVID-19”), and to limit and mitigate risks to the health and safety of our communities, Shareholders, employees, directors and other stakeholders, we will be holding the Meeting in a virtual only format this year. Shareholders will not need to, or be able to, physically attend the Meeting.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at web.lumiagm.com/249457963. Beneficial Shareholders (being shareholders who hold their Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but not be able to participate or vote at the Meeting.

Registered Shareholders may attend the Meeting virtually or may be represented by proxy. If you are a registered Shareholder and are unable to attend the Meeting, please exercise your right to vote by completing, signing, dating and returning the applicable accompanying form of proxy to Odyssey Trust Company (“Odyssey” or the “Transfer Agent”). To be valid, completed proxy forms must be signed, dated and deposited with Odyssey using one of the following methods:

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By Mail or Hand Delivery:	Odyssey Trust Company Attn: Proxy Department 323 – 409 Granville Street, Vancouver BC V6C 1T2
By Internet:	https://www.shareholderaccountingsoftware.com/odyssey/pxlogin

Proxies must be deposited with Odyssey not later than 10:00 a.m. (EDT) on July 21, 2020, or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned meeting. The Chair of the Meeting shall have the discretion to waive or extend the proxy deadlines without notice.

As a Shareholder of the Corporation, it is very important that you read the Proxy Statement and other Meeting materials carefully. They contain important information with respect to voting your Shares and attending and participating at the Meeting.

If a Shareholder receives more than one form of proxy because such holder owns Shares of different classes and/or registered in different names or addresses, each form of proxy should be completed and returned.

If you are a registered Shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions provided to you by your broker or by the other intermediary.

NOTICE-AND-ACCESS

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”) and by the Canadian Securities Administrators under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer, we may furnish our proxy statement and annual report to Shareholders of record by providing access to those documents via the Internet instead of mailing printed copies. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.

Shareholders’ access to our proxy materials via the Internet is more environmentally friendly as it will help reduce paper use and will also reduce the cost of printing and mailing the proxy materials to Shareholders. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials.

Websites Where Proxy Materials Are Posted:

Proxy materials can be viewed online under the Corporation’s profile on the SEC’s website at www.sec.gov or at https://odysseytrust.com/client/acreage-holdings-inc/, the website for the proxy materials maintained by Odyssey. The proxy materials will remain posted on Odyssey’s website at least until the date that is one year after the date the proxy materials were posted. The proxy materials will also be available under the Corporation’s profile at www.sedar.com.

How to Obtain Paper Copies of the Proxy Materials

Shareholders may request paper copies of the proxy materials be sent to them by postal delivery at no cost to them.  Requests may be made up to one year from the date the proxy materials are posted on Odyssey’s website.  In order to receive a paper copy of the proxy materials, or if you have questions concerning notice-and-access, please call Odyssey, toll free at 1-888-290-1175 (North America) or 1-587-885-0960 (outside North America). Any requests for material received before the meeting date should be fulfilled within 3 business days.

The Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice.  Additional information about the Corporation and its consolidated financial statements are also available under the Corporation’s profile on the SEC’s website at www.sec.gov.

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DATED at New York, New York this 10th day of June, 2020.

BY ORDER OF THE BOARD OF DIRECTORS

(Signed)
Kevin P. Murphy
Chairman and Chief Executive Officer

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 23, 2020.

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ACREAGE HOLDINGS, INC.

CSE: ACRG.U

OTCQX: ACRGF

FSE: 0VZ

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2020

PURPOSES OF SOLICITATION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ACREAGE HOLDINGS, INC. (formerly, Applied Inventions Management Corp.) (the “Corporation”) of proxies to be used at the annual general meeting (the “Meeting”) of the holders (the “Subordinate Shareholders”) of Class A subordinate voting shares (the “Subordinate Voting Shares”), the holders (the “Proportionate Shareholders”) of Class B proportionate voting shares (the “Proportionate Voting Shares”) and the holders (the “Multiple Shareholders” and collectively with the Subordinate Shareholders and the Proportionate Shareholders, the “Shareholders”) of Class C multiple voting shares (the “Multiple Voting Shares”, and collectively with the Subordinate Voting Shares and the Proportionate Voting Shares, the “Shares”) of the Corporation to be held on Thursday, July 23, 2020 at 10:00 a.m. (EDT), and at any adjournment or postponement thereof, for the purposes set out in the enclosed notice of meeting (the “Notice of Meeting”).  This Proxy Statement is being made available on or about June 10, 2020 to Shareholders entitled to vote at the Meeting.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, facsimile or other proxy solicitation services. In accordance with National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with brokerage houses and clearing agencies, custodians, nominees, fiduciaries or other intermediaries to send the Notice of Meeting, this proxy statement (the “Proxy Statement”), the form of proxy for the meeting, the annual financial statements of the Corporation for the financial year ended December 31, 2019 and related management’s discussion and analysis, where applicable, and other meeting materials to the beneficial owners of the Shares held of record by such parties.  The Corporation may reimburse such parties for reasonable fees and disbursements incurred by them in doing so. The costs of the solicitation of proxies will be borne by the Corporation.  The Corporation may also retain, and pay a fee to, one or more professional proxy solicitation firms to solicit proxies from the Shareholders in favor of the matters set forth in the Notice of Meeting.

Meeting Format

The Corporation is holding the Meeting this year as a completely virtual Meeting, which will be conducted via teleconference. Shareholders will not be able to attend the Meeting in person.

Out of an abundance of caution, to address potential issues arising from the unprecedented public health impact of the novel coronavirus (“COVID-19”), and to limit and mitigate risks to the health and safety of our communities, Shareholders, employees, directors and other stakeholders, we will be holding the Meeting in a virtual only format this year. Shareholders will not need to, or be able to, physically attend the Meeting.

The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting (including for voting and asking questions at the Meeting), shareholders must have a valid username. Guests are welcome to attend and view the webcast, but will be unable to participate or vote at the Meeting. To join as a guest please visit the Meeting online at web.lumiagm.com/249457963 and select “Join as a Guest” when prompted.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at web.lumiagm.com/249457963. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting:

Registered Shareholders: The control number located on the form of proxy is the Username. The Password to the Meeting is “Acreage2020” (case sensitive). If as a registered shareholder you are using your control number to login to the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided the opportunity to vote by online ballot on the matters put forth at the Meeting. If you do not wish to revoke a previously submitted proxy, as the case may be, you will (need to attend the meeting as a guest) (not be able to participate at the Meeting online.)

Duly appointed proxyholders: Odyssey Trust Company (“Odyssey” or the “Transfer Agent”) will provide the proxyholder with a Username by e-mail after the voting deadline has passed. The Password to the Meeting is “Acreage2020” (case sensitive). Only registered shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Beneficial shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting as a guest but not be able to participate or vote at the Meeting. Shareholders who wish to appoint a third party proxyholder to represent them at the Meeting (including beneficial shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting) MUST submit their duly completed proxy or voting instruction form AND register the proxyholder. See “Appointment of a Third Party as Proxy”.

Appointment of a Third Party as Proxy

The following applies to Shareholders who wish to appoint a person (a “third party proxyholder”) other than the management nominees set forth in the form of proxy or voting instruction form as proxyholder, including beneficial shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint a third party proxyholder to attend, participate or vote online at the Meeting as their proxy and vote their Shares MUST submit their proxy or voting instruction form (as applicable) appointing such third party proxyholder AND register the third party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to attend, participate or vote at the Meeting.

• Step 1: Submit your proxy or voting instruction form: To appoint a third party proxyholder, insert such person's name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a beneficial shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under this section for additional details.

• Step 2: Register your proxyholder: To register a proxyholder, Shareholders MUST send an email to Acreage@odysseytrust.com by 10:00 a.m. (EDT) on July 21st, 2020 and provide Odyssey with the required proxyholder contact information, amount of shares appointed, name in which the Shares are registered if they are a Registered Shareholder, or name of broker where the shares are held if a Non-Registered Shareholder, so that Odyssey may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting.

If you are a Non-Registered Shareholder and wish to attend, participate or vote online at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary.

Legal Proxy – U.S. Non-Registered Shareholders

If you are a Non-Registered Shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described herein, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Non-Registered Shareholders located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail to Acreage@odysseytrust.com and received by 10:00 a.m. (EDT) on July 13th, 2020.

NOTICE-AND-ACCESS

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we may furnish our proxy statement and annual report to Shareholders of record by providing access to those documents via the Internet instead of mailing printed copies. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.

Shareholders’ access to our proxy materials via the Internet is more environmentally friendly as it will help reduce paper use and will also reduce the cost of printing and mailing the proxy materials to Shareholders. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials.

Registered holders of Shares (“Registered Shareholders”) will receive a form of proxy and beneficial owners of Shares (“Non-Registered Holders”) will receive a voting instruction form, in each case enabling them to vote at the Meeting.  However, instead of a paper copy of the proxy materials, Shareholders will receive only a notice with information on the date, location and purpose of the Meeting, as well as information on how they may access such materials electronically. Shareholders are reminded to view the proxy materials prior to voting.  Materials can be viewed online under the Corporation’s profile on the SEC’s website at www.sec.gov or at https://odysseytrust.com/client/acreage-holdings-inc/. The proxy materials will remain posted on Odyssey’s website at least until the date that is one year after the date the proxy materials were posted.  The proxy materials will also be available under the Corporation’s profile at www.sedar.com.

Shareholders may request paper copies of the proxy materials be sent to them by postal delivery at no cost to them. Requests may be made up to one year from the date the proxy materials are posted on Odyssey’s website. In order to receive a paper copy of the proxy materials or if you have questions concerning Notice-and-Access, please call Odyssey toll free at 1-888-290-1175 (North America) or 1-587-885-0960 (outside North America). Any requests for material received before the meeting date should be fulfilled within three business days.

Quorum

The quorum for any meeting of Shareholders will be two persons present in person, virtually or represented by proxy who are, or who represent by proxy, Shareholders entitled to vote thereat who hold, in the aggregate, 25% of the votes attached to the issued and outstanding Shares entitled to vote at such meeting. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to the same day in the next week at the same time and place.

APPOINTMENT AND REVOCATION OF PROXIES

A Registered Shareholder may vote online at the virtual Meeting or may appoint another person to represent such Registered Shareholder as proxy and to vote the Shares of such Registered Shareholder at the Meeting.  In order to appoint another person as proxy, a Registered Shareholder must complete, execute and deliver the form(s) of proxy accompanying this Proxy Statement, or another proper form of proxy, in the manner specified in the Notice of Meeting and must follow the directors described above.

The purpose of a form of proxy is to designate persons who will vote on the Shareholder’s behalf in accordance with the instructions given by the Shareholder in the form of proxy.  The persons named in the enclosed form(s) of proxy are officers or directors of the Corporation.  A REGISTERED SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, TO REPRESENT HIM, HER OR IT AT THE MEETING MAY DO SO BY FILLING IN THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED IN THE FORM(S) OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY. A Registered Shareholder wishing to be represented by proxy at the Meeting or any adjournment thereof must, in all cases, deposit the completed form of proxy with Odyssey not later than 10:00 a.m. (EDT) on July 21, 2020 or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting at which the applicable form(s) of proxy is to be used.  A form of proxy should be executed by the Registered Shareholder or his or her attorney duly authorized in writing or, if the Registered Shareholder is a corporation, by an officer or attorney thereof duly authorized.

Proxies may be deposited with Odyssey, using one of the following methods:

By Mail or Hand Delivery:	Odyssey Trust Company Attn: Proxy Department 323 – 409 Granville Street, Vancouver BC V6C 1T2
By Internet:	https://www.shareholderaccountingsoftware.com/odyssey/pxlogin

Proxies must be deposited with Odyssey not later than 10:00 a.m. (EDT) on July 21, 2020, or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned meeting. The Chair of the Meeting shall have the discretion to waive or extend the proxy deadlines without notice.

A Registered Shareholder virtually attending the Meeting has the right to vote at the Meeting by completing a ballot online during the Meeting and, if he, she or it does so, his, her or its form of proxy is nullified with respect to the matters such person votes upon at the Meeting and any subsequent matters thereafter to be voted upon at the Meeting or any adjournment thereof.

A Registered Shareholder who has given a form of proxy may revoke the form of proxy at any time prior to using it: (a) by depositing an instrument in writing, including another completed form of proxy, executed by such Registered Shareholder or by his, her or its attorney authorized in writing or by electronic signature or, if the Registered Shareholder is a corporation, by an authorized officer or attorney thereof at, or by transmitting by facsimile or electronic means, a revocation signed, subject to the Business Corporations Act (British Columbia), by electronic signature, to: (i) the principal executive offices of the Corporation, located at 366 Madison Avenue, 11th Floor, New York, New York, 10017 at any time prior to 10:00 a.m. (EDT) on the last business day preceding the day of the Meeting or any adjournment thereof; (ii) with the Chair of the Meeting on the day of the Meeting or any adjournment thereof; or (iii) in any other manner permitted by law.

ADVICE TO NON-REGISTERED SHAREHOLDERS

The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold Shares in their own name.  Only Registered Shareholders or the persons they appoint as their proxies are permitted to attend virtually and vote at the Meeting and only forms of proxy deposited by Registered Shareholders will be recognized and acted upon at the Meeting.  Shares beneficially owned by a Non-Registered Holder are registered either: (i) in the name of an intermediary (an “Intermediary”) with whom the Non-Registered Holder deals in respect of the Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plan, registered retirement income fund, registered education savings plan and similar plans); or (ii) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc. in Canada or Cede & Co. in the United States) (each a “Clearing Agency”) of which the Intermediary is a participant.  Accordingly, such Intermediaries and Clearing Agencies would be the Registered Shareholders and would appear as such on the list maintained by Odyssey Trust Company (the “Transfer Agent”).  Non-Registered Holders do not appear on the list of the Registered Shareholders maintained by the Transfer Agent.

Distribution of Proxy Materials to Non-Registered Holders

In accordance with the requirements of NI 54-101, the Corporation has distributed copies of the proxy materials to the Clearing Agencies and Intermediaries for onward distribution to Non-Registered Holders as well as directly to NOBOs (as defined below).

Non-Registered Holders fall into two categories - those who object to their identity being known to the issuers of the securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities which they own (“NOBOs”).  Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from Intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials to such NOBOs.  If you are a NOBO and the Corporation or its agent has sent the proxy materials directly to you, your name, address and information about your holdings of Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the Shares on your behalf.

The Corporation’s OBOs can expect to be contacted by their Intermediary.

Voting by Non-Registered Holders

The Shares held by Non-Registered Holders can only be voted or withheld from voting at the direction of the Non-Registered Holder.  Without specific instructions, Intermediaries or Clearing Agencies are prohibited from voting Shares on behalf of Non-Registered Holders.  Therefore, each Non-Registered Holder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.

The various Intermediaries have their own mailing procedures and provide their own return instructions to Non-Registered Holders, which should be carefully followed by Non-Registered Holders in order to ensure that their Shares are voted at the Meeting.

Non-Registered Holders will receive either a voting instruction form or, less frequently, a form of proxy.  The purpose of these forms is to permit Non-Registered Holders to direct the voting of the Shares they beneficially own.  Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

A.	Voting Instruction Form. In most cases, a Non-Registered Holder will receive, as part of the proxy materials, a voting instruction form (a “VIF”). If the Non-Registered Holder does not wish to attend and vote online at the virtual Meeting (or have another person attend virtually and vote online on the Non-Registered Holder’s behalf), the VIF must be completed, signed and returned in accordance with the directions on the form.

OR

B.	Form of Proxy. Less frequently, a Non-Registered Holder will receive, as part of the proxy materials, a form of proxy that has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. If the Non-Registered Holder does not wish to attend virtually and vote online at the Meeting (or have another person attend virtually and vote online on the Non-Registered Holder’s behalf), the Non-Registered Holder must complete and sign the form of proxy and in accordance with the directions on the form.

Voting by Non-Registered Holders at the Meeting

Although a Non-Registered Holder may not be recognized directly at the virtual Meeting for the purposes of voting Shares registered in the name of an Intermediary or a Clearing Agency, a Non-Registered Holder may attend the Meeting as proxyholder for the Registered Shareholder who holds Shares beneficially owned by such Non-Registered Holder and vote such Shares as a proxyholder.  A Non-Registered Holder who wishes to attend the Meeting and to vote their Shares as proxyholder for the Registered Shareholder who holds Shares beneficially owned by such Non-Registered Holder, should: (a) if they received a VIF, follow the directions indicated on the VIF; or (b) if they received a form of proxy strike out the names of the persons named in the form of proxy and insert the Non-Registered Holder’s or its nominees name in the blank space provided.  Non-Registered Holders should carefully follow the instructions of their Intermediaries, including those instructions regarding when and where the VIF or the form of proxy is to be delivered.

Non-Registered Holders who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but not be able to participate or vote at the Meeting.

All references to Shareholders in the proxy materials are to Registered Shareholders as set forth on the list of registered Shareholders as maintained by the Transfer Agent, unless specifically stated otherwise.

Acreage Holdings, Inc.

Office of the Corporate Secretary

366 Madison Ave, 11th Floor

New York, NY 10017

corporatesecretary@acreageholdings.com

Please include the following information with your inquiry:

•	Your name and complete mailing address;
•	Your email address; and
•	Proof that you own the Corporation’s Shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

VOTING OF PROXIES

More than one of the following forms of proxy accompany this Proxy Statement for use at the Meeting by Shareholders:

•	holders of Subordinate Voting Shares should complete and return the form of proxy printed on blue paper;
•	holders of Proportionate Voting Shares should complete and return the form of proxy printed on yellow paper;
•	holders of Multiple Voting Shares should complete and return the form of proxy printed on green paper; and
•	Shareholders who hold two or more of the Subordinate Voting Shares, Proportionate Voting Shares and Multiple Voting Shares should complete and return ALL APPLICABLE forms of proxy,

all in accordance with the instructions set out in the Notice of Meeting, notice-and-access notification and this Proxy Statement and the accompanying form(s) of proxy.

The holders of Subordinate Voting Shares will be entitled to one (1) vote in respect of each Subordinate Voting Share held, the holders of Proportionate Voting Shares will be entitled to forty (40) votes in respect of each Proportionate Voting Share held and the holders of Multiple Voting Shares will be entitled to three thousand (3,000) votes in respect of each Multiple Voting Share held.

All Shares represented at the Meeting by properly executed proxies will be voted on any matter that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the accompanying form of proxy, the Shares represented by the proxy will be voted in accordance with such instructions. In the absence of any such instruction, the persons whose names appear on the printed form(s) of proxy will vote in favor of all the matters set out thereon.

The enclosed form(s) of proxy confers discretionary authority upon the persons named therein. If any other business or amendments or variations to matters identified in the Notice of Meeting properly comes before the Meeting, then discretionary authority is conferred upon the person appointed in the proxy to vote in the manner they see fit, in accordance with their best judgment.

At the time of the printing of this Proxy Statement, the management of the Corporation knew of no such amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

To the knowledge of the directors and executive officers of the Corporation, no director or executive officer of the Corporation, any proposed nominee for election as director of the Corporation, or any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other than the election of directors.

STRUCTURE OF THE CORPORATION

The Corporation’s operating subsidiary is High Street Capital Partners, LLC (“HSCP”), in which the Corporation acquired its interest pursuant to a reverse takeover business combination transaction (the “RTO”) completed on November 14, 2018 pursuant to a Business Combination Agreement (the “Definitive Agreement”) between Applied Inventions Management Corp. (the name of the Corporation prior to completion of the RTO), HSCP, Acreage Finco B.C. Ltd., HSCP Merger Corp., Acreage Holdings America, Inc. (“USCo”) and Acreage Holdings WC, Inc. (“USCo2”) dated September 21, 2018. HSCP is a Delaware limited liability corporation, or LLC, rather than a corporation. Unlike a corporation, generally all profits and losses of the business carried on by an LLC “pass through” to each member of the LLC. LLC members report their respective shares of such profits and losses on their U.S. federal tax returns.

Membership equity interests in HSCP are represented by units (“Units”). Pursuant to the Definitive Agreement: (i) holders of Units prior to completion of the RTO contributed their Units to USCo2 in exchange for voting common shares of USCo2; (ii) other holders of Units, apart from Kevin Murphy, our CEO and certain executive employees and profit interest holders, contributed their Units to USCo in exchange for voting common shares of USCo. Such holders of Units residing outside the U.S. received Class A Common Shares of USCo, and such holders residing in the U.S. received Class B Common Shares of USCo; and (iii) Mr. Murphy contributed a portion of his Units to USCo in exchange for Class C voting common shares of USCo, and otherwise continued to hold his remaining Units.

On November 14, 2018, HSCP completed the RTO of the Corporation on the following basis. Holders of USCo common shares contributed their USCo common shares to the Corporation in exchange for Subordinate Voting Shares, Proportionate Voting Shares and, together with a subscription for cash by Mr. Murphy, Multiple Voting Shares. Holders of Class A common shares of USCo (non-U.S. Holders) received Subordinate Voting Shares, holders of Class B common shares of USCo (U.S. Holders) received Proportionate Voting Shares, and Mr. Murphy received Multiple Voting Shares.

Holders of Class B Non-Voting Common Shares of USCo2 have the right to cause USCo2 to redeem their Class B Non-Voting Common Shares. If a holder of Class B Non-Voting Common Shares exercises its redemption right, USCo2 will repurchase for cancellation each such Class B Non-Voting Common Share submitted for redemption or exchange in consideration for either one Subordinate Voting Share or a cash amount equal to the cash settlement amount applicable to such Class B Non-Voting Common Shares, as determined by USCo2; provided that USCo2 may assign to the Corporation its rights and obligations to effect a redemption or exchange directly with the redeeming holder.

Upon completion of the RTO, the Corporation became the owner of all the issued and outstanding shares of USCo and USCo2, and thereby obtained a 71% equity interest in HSCP. Mr. Murphy, certain executive employees of the Corporation and profits interest holders retained Units amounting to a 27% equity interest. Such Units carry redemption and exchange rights allowing, subject to contractual restrictions, the holder thereof to exchange their Units for newly-issued Subordinate Voting Shares on a one-to-one basis. Instead of issuing Subordinate Voting Shares upon exchange of the Units, the Corporation may at its option make a cash payment equal to the volume weighted average market price of one Subordinate Voting Share for each Unit redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications) in accordance with the terms of the third amended and restated limited liability company agreement of HSCP dated November 14, 2018 (the “A&R LLC Agreement”), which became effective as of the completion of the RTO. The Corporation’s decision whether to make a cash payment or issue Subordinate Voting Shares upon a holder’s exchange of Units will be made by the Corporation’s independent directors who are disinterested with respect thereto. As of the date hereof, USCo has an approximately 79% equity interest in HSCP and Mr. Murphy, certain executive employees of the Corporation and other investors retain Units amounting to an approximately 21% equity interest.

The Corporation’s structure following completion of the RTO is commonly referred to as an “Up-C” structure. The Up-C structure allows the holders of Units to continue to realize tax benefits associated with owning interests in an entity that is treated as a partnership, or “pass-through” entity, for U.S. income tax purposes. One of these benefits is that future taxable income of HSCP that is allocated to holders of Units will be taxed in the United States on a flow-through basis and therefore will not be subject to corporate taxes at the entity level. Additionally, because holders of Units may redeem their Units for Subordinate Voting Shares or, at the Corporation’s option, for cash, the Up-C structure also provides the holders of Units with potential liquidity that holders of non-publicly-traded limited liability companies are not typically afforded.

Arrangement with Canopy Growth Corporation

On April 18, 2019, the Corporation entered into an arrangement agreement (the “Original Arrangement Agreement”) with Canopy Growth Corporation (“Canopy Growth”), which was subsequently amended by a first amendment to the arrangement agreement dated May 15, 2019 (the “Arrangement Agreement Amendment”, and, together with the Original Arrangement Agreement, the “Arrangement Agreement”), pursuant to which the Corporation agreed to complete an arrangement (the “Arrangement”) under the provisions of the Business Corporations Act (British Colombia) (“BCBCA”). Upon implementation of the Arrangement on June 27, 2019, the Articles of the Corporation were amended to provide Canopy Growth with the option (the “Canopy Growth Call Option”) to acquire all of the issued and outstanding shares of the Corporation in exchange for the payment of 0.5818 of a common share in the capital of Canopy Growth (each whole share, a “Canopy Growth Share”) for each Subordinate Voting Share held (with the payment to holders of Proportionate Voting Shares being adjusted as though each Proportionate Voting Share was converted into 40 Subordinate Voting Shares in accordance with its terms) (the “Exchange Ratio”), which Exchange Ratio is subject to adjustment in accordance with the Arrangement Agreement.

Canopy Growth is required to exercise the Canopy Growth Call Option upon a change in federal laws in the United States to permit the general cultivation, distribution and possession of marijuana (as defined in the relevant legislation) or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”). Alternatively, Canopy Growth may elect to exercise the Canopy Growth Call Option at any time prior to the date that is 90 months following the date on which all necessary information is provided to and filed with the Registrar of Companies under the BCBCA in accordance with the terms of the Arrangement Agreement. The completion of the acquisition of the Corporation’s Shares upon exercise or deemed exercise of the Canopy Growth Call Option (the “Acquisition”) is subject to certain conditions set out in the Arrangement Agreement.

Prior to completion of the Acquisition, the Corporation will continue to operate as a stand-alone entity and to conduct its business independently, subject to compliance with certain covenants contained in the Arrangement Agreement and the Subordinate Voting Shares will remain listed on the CSE, the OTCQX and the Frankfurt Stock Exchange. If the Acquisition is completed, Canopy Growth will acquire all of the Corporation’s Shares, the Corporation will become a wholly-owned subsidiary of Canopy Growth and Canopy Growth will continue the operations of Canopy Growth and the Corporation on a combined basis.

On April 10, 2019, the board of directors of the Corporation (the “Board”) approved the formation of a special committee of the Board comprised of independent directors (the “Special Committee”) to analyze the transaction with Canopy Growth and make a recommendation to the Board whether to approve the transaction. The Special Committee met six times in 2019 and was comprised of Larissa Herda (Chair), Douglas Maine and William Van Faasen.

VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Board fixed Monday, May 25, 2020 as the record date for the Meeting. Shareholders at the close of business on this date are entitled to receive notice of the Meeting and to vote thereat or at any adjournments or postponements thereof.

The authorized capital of the Corporation consists of an unlimited number of Subordinate Voting Shares, an unlimited number of Proportionate Voting Shares and an unlimited number of Multiple Voting Shares. As of June 1, 2020, the Corporation had: (i) 76,709,871 Subordinate Voting Shares outstanding, each of which carries the right to one (1) vote in respect of each of the matters properly coming before the Meeting; (ii) 556,490.3151 Proportionate Voting Shares outstanding, each of which carries the right to forty (40) votes in respect of each of the matters properly coming before the Meeting; and (iii) 168,000 Multiple Voting Shares outstanding, each of which carries the right to three thousand (3,000) votes in respect of each of the matters properly coming before the Meeting.

Each Multiple Voting Share is convertible, at the option of the holder, into one Subordinate Voting Share. Each Multiple Voting Share shall automatically convert, without any action on the part of the holder, into Subordinate Voting Shares on the basis of one Subordinate Voting Share for one Multiple Voting Share upon the earliest of the date that: (i) the aggregate number of Multiple Voting Shares held by Kevin Murphy together with his Affiliates is reduced to a number which is less than 84,000 Multiple Voting Shares; (ii) the aggregate number of Units held by Kevin Murphy together with his Affiliates are reduced to a number which is less than fifty per cent (50%) of the aggregate number of Units held by such holder together with his Affiliates on the date of completion of the RTO, being 15,957,908 Units; and (iii) is five years following completion of the RTO, being November 14, 2023.

The Subordinate Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. The Corporation received the requisite prior majority approval of shareholders of the Applied Inventions Management Corp. (the name of the Corporation prior to completion of the RTO), at the annual general and special meeting of shareholders held on November 6, 2018. As of June 1, 2020, the Subordinate Voting Shares represent approximately 12.72% of the voting rights attached to outstanding securities of the Corporation, the Proportionate Voting Shares represent approximately 3.69% of the voting rights attached to outstanding securities of the Corporation and the Multiple Voting Shares represent approximately 83.59% of the voting rights attached to outstanding securities of the Corporation.

In the event that an offer is made to purchase Proportionate Voting Shares, and such offer is: (i) required, pursuant to applicable securities legislation or the rules of, any stock exchange on which: (a) the Proportionate Voting Shares; or (b) the Subordinate Voting Shares which may be obtained upon conversion of the Proportionate Voting Shares; may then be listed, to be made to all or substantially all of the holders of Proportionate Voting Shares in a province or territory of Canada to which the requirement applies (an “Offer”); and (ii) not made to the holders of Subordinate Voting Shares for consideration per Subordinate Voting Share equal to 0.025 of the consideration offered per Proportionate Voting Share, then each Subordinate Voting Share shall become convertible at the option of the holder into Proportionate Voting Shares on the basis of 40 Subordinate Voting Shares for one Proportionate Voting Share, at any time while the Offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to the Offer (the “Subordinate Voting Share Conversion Right”). Fractions of Proportionate Voting Shares may be issued in respect of any amount of Subordinate Voting Shares in respect of which the Subordinate Voting Share Conversion Right is exercised which is less than 40. The Subordinate Voting Share Conversion Right may only be exercised for the purpose of depositing the Proportionate Voting Shares acquired upon conversion under such Offer. If the Subordinate Voting Share Conversion Right is exercised, the Corporation will procure that the transfer agent for the Subordinate Voting Shares shall deposit under such Offer the Proportionate Voting Shares acquired upon conversion, on behalf of the holder. If the holder withdraws such Proportionate Voting Shares from deposit under the Offer, or the Offer is abandoned, withdrawn or terminated by the offeror, or the Offer expires without the offeror taking up and paying for the Proportionate Voting Shares, then the Proportionate Voting Shares acquired upon conversion shall automatically reconvert to Subordinate Voting Shares on the basis of 40 Subordinate Voting Shares for one Proportionate Voting Share, without further action on the part of the holder.

The Corporation, Odyssey Trust Company as trustee for the benefit of the holders of Subordinate Voting Shares (in such capacity, the “Trustee”), Mr. Murphy and Murphy Capital, LLC (together, the “MVS Shareholders”) entered into a coattail agreement dated November 14, 2018 (the “Coattail Agreement”) under which the MVS Shareholders, as the only holders of Multiple Voting Shares, and holders of Units, are prohibited from selling, directly or indirectly, any Multiple Voting Shares or Units pursuant to a takeover bid, if applicable securities legislation would have required the same offer to be made to the Subordinate Shareholders had the sale been a sale of Subordinate Voting Shares rather than Multiple Voting Shares or Units. The prohibition does not apply if a concurrent offer is made to purchase Subordinate Voting Shares if: (i) the price per Subordinate Voting Share under such concurrent offer is at least as high as the price to be paid for the Multiple Voting Shares or Units, assuming their conversion to Subordinate Voting Shares; (ii) the percentage of Subordinate Voting Shares to be taken up under such concurrent offer is at least as high as the percentage of Multiple Voting Shares or Units to be sold; (iii) such concurrent offer is unconditional, other than the right not to take up and pay for any Subordinate Voting Shares tendered if no Multiple Voting Shares or Units are purchased; and (iv) such concurrent offer is in all other material respects identical to the offer for Multiple Voting Shares or Units. The Coattail Agreement does not apply to prevent the sale or transfer of Units to Mr. Murphy and members of his immediate family, or a person or company controlled by Mr. Murphy or a member of his immediate family. If Subordinate Shareholders representing not less than 10% of the then outstanding Subordinate Voting Shares determine that the MVS Shareholders or the Corporation have breached or intend to breach any provision of the Coattail Agreement, they may by written requisition require the Trustee to take such action as is specified in the requisition in connection with the breach or intended breach, and the Trustee is to forthwith take such action or any other action it considers necessary to enforce its rights under the Coattail Agreement on behalf of the Subordinate Shareholderss. The obligation of the Trustee to take such action on behalf of the Subordinate Shareholders is conditional upon the provision to the Trustee of such funds and indemnity as it may reasonably require in respect of any costs or expenses it may incur in connection with such action. Subordinate Shareholdersmay not institute any action or proceeding, or exercise any other remedy to enforce rights under the Coattail Agreement unless they have submitted such a requisition, and provided such funds and indemnity, to the Trustee, and the Trustee shall have failed to act within 30 days of receipt thereof.

The following table sets forth information with respect to the beneficial ownership of our shares as of May 25, 2020 by: each current director and director nominee; each executive officer appearing in the Statement of Executive Compensation; all directors and executive officers as a group; and any person who is known to us to to beneficially own more than 5% of the outstanding shares based on our review of the reports regarding ownership filed with the SEC in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”).

Name of Beneficial Owner/Class of Stock(1)	Share Ownership and Percentage of Class(2)	Percentage of Aggregate Voting Power
John Boehner		*
Class A Subordinate Voting Shares(3)	109,139
	*
Class B Proportionate Voting Shares	—

Class C Multiple Voting Shares	—

Common Units of High Street Capital Partners, LLC	360,107
	* %
Kevin P. Murphy		84.5%
Class A Subordinate Voting Shares(3)	1,676,407
	2.0%
Class B Proportionate Voting Shares	113,102
	20.3%
Class C Multiple Voting Shares	168,000
	100%
Common Units of High Street Capital Partners, LLC	15,957,908
	12.99%
Douglas Maine		*
Class A Subordinate Voting Shares(3)	185,814
	*
Class B Proportionate Voting Shares	—
	—
Class C Multiple Voting Shares	—
	—
Common Units of High Street Capital Partners, LLC	—
	—
Brian Mulroney		*
Class A Subordinate Voting Shares(3)	457,243
	*
Class B Proportionate Voting Shares	—

Class C Multiple Voting Shares	—

Common Units of High Street Capital Partners, LLC	—

William C. Van Faasen		*
Class A Subordinate Voting Shares(3)	193,814
	*
Class B Proportionate Voting Shares	4,973
	*
Class C Multiple Voting Shares	—

Common Units of High Street Capital Partners, LLC	—

Robert Daino		*
Class A Subordinate Voting Shares(3)	1,887,023
	2.1%
Class B Proportionate Voting Shares	—

Class C Multiple Voting Shares	—

Common Units of High Street Capital Partners, LLC	—

All directors and executive officers as a group (8 people)		84.7%
Class A Subordinate Voting Shares(3)	7,491,497
	8.3%
Class B Proportionate Voting Shares	118,075
	*
Class C Multiple Voting Shares	168,000
	100%
Common Units of High Street Capital Partners, LLC	16,744,452
	13.57%

*       Less than 1%.

Notes:

(1)	Unless otherwise indicated, the address for each beneficial owners is 366 Madison Ave, 11th Floor, New York, NY 10017.

(2)	All information with respect to beneficial ownership is based upon filings made by the respective beneficial owners with the SEC or information provided to us by such beneficial owners. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws.

(3)	Includes 0 Class A Subordinate Voting Shares subject to acquisition by John Boehner, 270,000 Class A Subordinate Voting Shares subject to acquisition by Kevin P. Murphy, 53,333 Class A Subordinate Voting Shares subject to acquisition by Douglas Maine, 53,333 Class A Subordinate Voting Shares subject to acquisition by William C. Van Faasen, 93,333 Class A Subordinate Voting Shares subject to acquisition by Brian Mulroney, 120,000 Class A Subordinate Voting Shares subject to acquisition by Robert Daino, in each case, pursuant to the exercise of stock options held as of June 1, 2020 that were then vested or that will vest within 60 days thereafter.

(4)	Includes 41,667 Class A Subordinate Voting Shares subject to acquisition by John Boehner, 1,053,992 Class A Subordinate Voting Shares subject to acquisition by Kevin P. Murphy, 103,878 Class A Subordinate Voting Shares subject to acquisition by Douglas Maine, 103,878 Class A Subordinate Voting Shares subject to acquisition by William C. Van Faasen, 107,413 Class A Subordinate Voting Shares subject to acquisition by Brian Mulroney, 1,439,419 Class A Subordinate Voting Shares subject to acquisition by Robert Daino, in each case, pursuant to the exercise of restricted stock units held as of June 1, 2020 that were then vested or that will vest within 60 days thereafter.

BUSINESS TO BE TRANSACTED AT THE MEETING

The following chart describes the proposals to be considered at the meeting, the voting options, the vote required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Required Vote	Impact of Abstentions or Broker Non-Votes
Number of Directors	For, Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect
Election of Directors	For, Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect
Appointment of Auditors	For, Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)

1.        Financial Statements

The audited financial statements of the Corporation for the period ended December 31, 2019, together with the report of the auditors thereon, will be placed before the Meeting.

2.        Number of Directors

The number of directors of the Corporation is proposed to be set at five.

3.        Election of Directors

The Board manages, or supervises the management, of the business and affairs of the Corporation. The members of the Board are elected annually, on an individual basis, at each annual general meeting of Shareholders.

At the Meeting, the number of directors proposed for election will be five, as listed below, all of whom are currently directors of the Corporation. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected. The table below sets forth certain information regarding the nominees proposed for election as directors at the Meeting, their respective positions with the Corporation, principal occupations or employment during the last five years and the dates on which they became directors of the Corporation.

The Board recommends you vote “FOR” setting the number of directors at five, and “FOR” each of its nominees for director. The enclosed form(s) of proxy allows the Shareholders to direct proxyholders to vote individually for each of the nominees as a director of the Corporation. Unless instructions are given to withhold from voting with regard to the election of directors, the persons whose names appear on the enclosed form(s) of proxy will vote in favor of setting the number of directors at five, and the election of each of the five nominees whose names are listed below.

Management of the Corporation does not foresee that any of the nominees listed below will be unable or, for any reason, unwilling to perform his or her duties as a director. In the event that the foregoing occurs for any reason, prior to the election, the persons indicated on the enclosed form(s) of proxy reserve the right to vote for another candidate of their choice unless otherwise instructed by the Shareholder in the form(s) of proxy to abstain from voting on the election of directors.

Each director elected at the Meeting will hold office until the next annual general meeting or until his or her successor is duly elected or appointed.

Name, Municipality of Residence and Title(1)	Principal Occupation for the Past Five Years(1)	Director of the Corporation Since
John Boehner(2) Director Marco Island, Florida, U.S.	Former Speaker of the U.S. House of Representatives	November 14, 2018
Kevin P. Murphy(2)) Director & Chief Executive Officer New York, New York, U.S.	Chief Executive Officer, Acreage Holdings, Inc. and High Street Capital Partners, LLC	November 14, 2018
Douglas Maine(3) Lead Independent Director Bedford Corners, New York, U.S.	Director of Albemarle Corporation	November 14, 2018
Brian Mulroney(3) Director Montreal, Quebec,Canada	Senior Partner and Consultant, Norton Rose Fulbright	November 14, 2018
William C. Van Faasen(3) Director Boston, Massachusetts, U.S.	Chair Emeritus of Blue Cross Blue Shield of Massachusetts	November 14, 2018

Notes:

(1)	The information as to municipality of residence and principal occupation has been furnished by the respective directors and officers of the Corporation individually.
(2)	Member of the Compensation and Corporate Governance Committee.
(3)	Member of the Audit Committee.

There are no contracts, arrangements or understandings between any nominee and any other person (other than the directors and officers of the Corporation acting solely in such capacity) pursuant to which the nominee has been or is to be elected as a director.

The following are brief biographies of each of the nominees:

John A. Boehner, Director (age 70): John A. Boehner is a former Speaker of the U.S. House of Representatives. Mr. Boehner served in the U.S. House of Representatives from 1991 to October 2015 and served as Speaker of the U.S. House of Representatives from January 2011 to October 2015. Prior to entering public service, Speaker Boehner spent years running a small business representing manufacturers in the packaging and plastics industry. He championed a number of major reform projects as a Member of Congress. During his nearly five years as Speaker, Mr. Boehner developed a reputation for bringing Republicans and Democrats together in support of major policy initiatives. Mr. Boehner’s business experience and extensive service and leadership in the U.S. House of Representatives, and his insight into public policy, governmental relations and regulatory matters qualify him to serve on our Board.

Kevin P. Murphy, Director and Chief Executive Officer (age 58): Kevin P. Murphy is currently Chair and Chief Executive Officer of the Corporation, and has served in such capacities since November 2018. Prior to serving in this role, Mr. Murphy served as Founder and Chief Executive Officer of High Street (which was founded in 2014). Prior to his role at High Street, Mr. Murphy was most recently a Founding Member and Managing Partner of Tandem Global Partners, a boutique investment firm focused on the emerging markets. Previously Mr. Murphy was Managing Partner at Stanfield Capital Partners, where he served as a member of the Operating and Management team that oversaw all aspects of Stanfield’s business, including risk management, sales and distribution, client services, legal, compliance and operations. Mr. Murphy also previously worked at Gleacher NatWest (Partner and Dir. of Marketing), Schroders (Sr. VP of Sales), Lazard Freres (VP) and Cantor Fitzgerald (VP). Mr. Murphy graduated with a B.A. from Holy Cross College. Mr. Murphy’s insight into our company from his current role as the Chief Executive Officer and his extensive knowledge of the cannabis industry and his experiences serving in leadership positions prior to joining the Corporation qualify him to serve on our Board.

The Right Honorable Brian Mulroney, Director (age 81): Brian Mulroney is a senior partner and international business consultant for Norton Rose Fulbright, an international law firm. Prior to joining Norton Rose Fulbright, Mr. Mulroney was the eighteenth Prime Minister of Canada from 1984 to 1993 and leader of the Progressive Conservative Party of Canada from 1983 to 1993. He served as the Executive Vice President of the Iron Ore Company of Canada and President beginning in 1977. Prior to that, Mr. Mulroney served on the Cliché Commission of Inquiry in 1974. Mr. Mulroney is the Chairman of Quebecor Inc. and serves as a director of the Blackstone Group L.P. and Wyndham Worldwide Corporation. Mr. Mulroney also serves as chairman of the International Advisory Board of Barrick Gold Corporation and is a member of the advisory group of Lion Capital LLP. Mr. Mulroney’s extensive public service as a Prime Minister of Canada, and his insight into public policy, governmental relations and regulatory matters, as well as his business experience at Iron Ore Company of Canada and his service as a director of Blackstone and Wyndham, qualify him to serve on our Board.

Douglas L. Maine, Director (age 71). Douglas L. Maine joined International Business Machines Corporation (“IBM”), a computer hardware company, in 1998 as Chief Financial Officer following a 20-year career with MCI (now part of Verizon) where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager, Consumer Products Industry in 2003 and retired from IBM in 2005. Mr. Maine currently serves as a director of Albemarle Corporation and previously served as a director of the following public companies: Orbital-ATK, Inc. from 2006-2017, BroadSoft, Inc. from 2006-2017 and Rockwood Holdings, Inc. from 2005-2015. Mr. Maine’s executive business and financial management experience at MCI and IBM, as well as his experience as a director of multiple other public companies, qualify him to serve on our Board.

William C. Van Faasen, Director (age 71): William C. Van Faasen served as Chairman of Blue Cross Blue Shield of Massachusetts, a state licensed private health insurance company under the Blue Cross Blue Shield Association, from 2002 to 2007, interim President and Chief Executive Officer from March 2010 to September 2010 and Chair of the Board of Directors from September 2010 to March 2014 when he was named, and currently serves as, Chair Emeritus. Mr. Van Faasen joined Blue Cross in 1990 as Executive Vice President and Chief Operating Officer and served as President from 1992 to 2004 and Chief Executive Officer from 1992 to 2005. Mr. Van Faasen has served in operational, marketing, and health care capacities for over 20 years and has been engaged in numerous civic and community activities, including Chair of the Initiative for a New Economy, Chair of Greater Boston Chamber of Commerce and Chair of United Way Massachusetts Bay. Mr. Van Faasen currently serves as a board member of Eversource Energy and the lead director of Liberty Mutual Group. Previously, Mr. Van Faasen served on the boards of Boston Private Industry Council, the Boston Minuteman Council, Boy Scouts of America, the BCBSMA Foundation, BankBoston, Citizens Bank of Massachusetts, IMS Health, PolyMedica Corporation and Tier Technologies. Mr. Van Faasen’s service as chief executive and chief operating experience, and his service Chairman, at Blue Cross Blue Shield of Massachusetts, a private health insurance company in a highly regulated industry, qualify him to serve on our Board.

Majority Voting for Election of Directors

The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, at meetings of Shareholders at which directors are to be elected, Shareholders will vote in favor of, or withhold from voting for, each nominee separately. If, with respect to any particular nominee, the number of votes withheld exceeds the votes cast in favor of the nominee, then pursuant to the Majority Voting Policy the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. An individual who is considered under the Majority Voting Policy not to have the support or confidence of the Shareholders is expected forthwith to submit his or her resignation from the Board. Upon receiving such resignation, the Compensation and Corporate Governance Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation.

In reviewing the Compensation and Corporate Governance Committee’s recommendation, the Board shall consider the factors considered by the Compensation and Corporate Governance Committee and such additional factors as the Board considers relevant. The Board is expected to accept the recommendation of the Compensation and Corporate Governance Committee and to otherwise accept the resignation offer except in situations where exceptional circumstances would warrant the director continuing to serve on the Board. A director who has tendered a resignation pursuant to this policy will not participate in any deliberations of the Compensation and Corporate Governance Committee or the Board with respect to his or her resignation. The resignation will be effective when accepted by the Board. Within 90 days of receiving a director’s resignation, the Board will make a decision and issue a press release either announcing the resignation of the director or explaining why it has not been accepted. In determining whether or not to accept the resignation, the Board will take into account the factors considered by the Compensation and Corporate Governance Committee and any other factors the Board determines are relevant.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

To the knowledge of the Corporation, no director or executive officer of the Corporation, or Shareholder holding a sufficient number of securities of the Corporation to affect materially the control of the Corporation:

1.	is, as of the date of this Proxy Statement, or has been within the ten years prior to the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company, including the Corporation, that:

(a)	was subject to a cease trade order, a similar order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than thirty (30) consecutive days; or,

(b)	was subject to a cease trade order, a similar order or an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than thirty (30) consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; or,

(c)	within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

2.	has, within the ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director.

Except as described below, to the knowledge of the Corporation, no director or executive officer of the Corporation, or Shareholder holding a sufficient number of securities of the Corporation to affect materially the control of the Corporation, has been subject to:

1.	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or,

2.	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in deciding whether to vote for a proposed director.

On January 11, 2016, Mr. Murphy entered into an agreement to settle a matter in connection with a routine Financial Industry Regulatory Authority (“FINRA”) examination of a broker-dealer firm formerly owned, in part, by Mr. Murphy. FINRA alleged that Mr. Murphy failed to inform the firm’s compliance officer or receive pre-approval for the sale of his securities. Mr. Murphy agreed, without admitting or denying the findings and without adjudication of any issue of law or fact, to a 12 month suspension from acting as a broker and a contingent fine payable upon Mr. Murphy’s re-registration, notwithstanding that Mr. Murphy resigned his position with the broker dealer in January 2014. Mr. Murphy does not intend to re-register as broker now or in the future.

4.        Appointment of Auditors

Effective October 3, 2019, MNP LLP (“MNP”) resigned at the request of the Corporation. The Audit Committee made a recommendation to the Board for the change of auditor due to the Corporation’s desire to engage a different audit firm. Effective October 3, 2019, the Corporation retained Marcum LLP (“Marcum”), as its new audit firm to audit the Corporation’s consolidated financial statements as of and for the fiscal year ended December 31, 2019 and to reaudit the consolidated financial statements as of and for the fiscal year ended December 31, 2018, which had previously been audited by MNP from November 14, 2018 through October 3, 2019.

Attached to this Circular as Appendix “A” is a copy of the reporting package, as defined in National Instrument 51-102 (“NI 51-102”), that was filed with the requisite securities regulatory authorities. The reporting package consists of (i) the Notice of Change of Auditor; (ii) Letter from MNP as former auditor; and (iii) Letter from Marcum as successor auditor.

The report of MNP on the Corporation’s consolidated financial statements as of and for the fiscal year ended December 31, 2018 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. MNP was the auditor of the Corporation from November 14, 2018 through October 3, 2019 and RSM Canada LLP (“RSM”) was the auditor from January 1, 2018 through November 14, 2018. During the two most recent fiscal years preceding the resignation of MNP and RSM, the Corporation had no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto; and as defined in section 4.11 of NI 51-102) with MNP or RSM, as applicable, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MNP or RSM, as applicable, would have caused MNP or RSM, as applicable, to make reference in connection with their report to the subject matter of the disagreement during their audit of the Corporation’s consolidated financial statements for the fiscal year ended December 31, 2018. During the two most recent fiscal years preceding the resignation of MNP and RSM and the interim period through October 3, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto; and as defined in section 4.11 of NI 51-102).

During the two fiscal years ended December 31, 2018 and through the period ended October 3, 2019, the Corporation did not consult with Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on its financial statements, and neither a written report nor oral advice was provided to the Corporation that Marcum concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

At the Meeting, Shareholders will be requested to appoint Marcum as auditor of the Corporation to hold office until the next annual general meeting of Shareholders or until a successor is appointed, and to authorize the Board to fix the auditor’s remuneration. In order for the resolution to be passed, approval by the majority of the votes attached to the Shares represented at the Meeting is required. A representative of Marcum is expected to be present at the Meeting virtually, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

The Board recommends you vote “FOR” Proposal 4.

Absent contrary instructions, proxies given pursuant to this solicitation by the management of the Corporation will be voted “FOR” the appointment of Marcum as the auditors of the Corporation to hold office until the next annual general meeting of Shareholders or until a successor is appointed and the authorization of the directors to fix the remuneration of the auditors.

The following table sets forth, by category, the fees for all services rendered by the Corporation’s current auditor, Marcum, for the period commencing October 3, 2019 and ending December 31, 2019, all of which were approved by the Audit Committee.

October 3 – December 31, 2019 (US$)
Audit Fees	$900,000
Audit Related Fees	$45,000
Tax Fees	-
All Other Fees	$1,122,500(1)

Notes:

(1)	Fees billed for services by Marcum for financial diligence for transactions.

The following table sets forth, by category, the fees for all services rendered by the Corporation’s former auditor, MNP, for the period commencing November 14, 2018 and ending December 31, 2018 and for the period commencing January 1, 2019 and ending October 3, 2019, all of which were approved by the Audit Committee. MNP was appointed as auditor on November 14, 2018 upon completion of the RTO.

	November 14 - December 31, 2018 (US$)	January 1 – October 3, 2019 (US$)
Audit Fees	$500,000	$106,690
Audit Related Fees	-	$425,769
Tax Fees	-	-
All Other Fees	$29,000(1)	$92,370

Notes:

(2)	Fees billed for services by MNP in 2019 for preparation of a shelf prospectus, the management offering circular, consent fees and due diligence relating to transactions; in 2018, the fees billed were in connection with matters related to the RTO.

The following table sets forth, by category, the fees for all services rendered by the Corporation’s auditor prior to completion of the RTO, RSM Canada LLP, for the financial year ended August 31, 2018 and for the period commencing September 1, 2018 and ending November 14, 2018. RSM Canada LLP ceased to act as auditor on November 14, 2018, all of which were approved by the Audit Committee.

	August 31, 2018 (C$)	September 1 - November 14, 2018(1) (C$)
Audit Fees	$6,300	-
Audit Related Fees(2)	$4,200	-
Tax Fees(3)	$1,575	-
All Other Fees	-	-

Notes:

(1)	In connection with the completion of the RTO, the Corporation’s year end was changed from August 31 to December 31, 2018. Fees billed for audit services from the period from completion of the Corporation’s year end prior to completion of the RTO to the completion of the Corporation’s post-RTO year end.
(2)	Fees billed for assurance and related services by RSM Canada LLP in connection with the Corporation’s interim review procedures.
(3)	Fees billed for professional services rendered by RSM Canada LLP for tax compliance, tax advice, and tax planning for the subject year.

STATEMENT OF EXECUTIVE COMPENSATION

The purpose of this Statement of Executive Compensation is to describe and explain all significant elements of compensation awarded to, earned by, paid to, or payable to the Corporation’s “Named Executive Officers” for the Corporation’s fiscal year ended December 31, 2019.

The Corporation’s “Named Executive Officers” consist of the Chief Executive Officer and the two most highly compensated executive officers of the Corporation other than the Chief Executive Officer (each a “Named Executive Officer” and collectively, the “Named Executive Officers”). For the fiscal year ended December 31, 2019, the Corporation’s Named Executive Officers were: (i) Kevin Murphy, our Chief Executive Officer; (ii) Robert Daino, our Chief Operating Officer; and (iii) Tyson Macdonald, our former Executive Vice President Corporate Development.

Compensation Components

The executive compensation program during the fiscal year ended December 31, 2019 consisted of two principal components: (i) base salaries and (ii) equity-based compensation. We also provided our executives standard retirement benefits and certain other benefits described below.

Base Salaries

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries will be determined on an individual basis, taking into consideration the past, current and potential contribution to the Corporation’s success, the position and responsibilities of the Named Executive Officers and competitive industry pay practices for other high growth, premium brand companies of similarly sized companies in the industry. The amount of base salary that we paid to each of our Named Executive Officers for 2019 is shown below in the Summary Compensation Table.

Equity-Based Compensation

The long-term component of compensation for executive officers, including the Named Executive Officers, is based on stock options or other security-based compensation. This component of compensation is intended to reinforce management’s commitment to long term improvements in the Corporation’s performance.

The Board believes that incentive compensation in the form of stock option grants and other security-based compensation awards which vest over time is beneficial and necessary to attract and retain both senior executives and managerial talent at other levels. Furthermore, the Board believes stock option grants and other security-based compensation awards are an effective long-term incentive vehicle because they are directly tied to share price over a longer period, up to 10 years, and motivate executives to deliver sustained long term performance and increase shareholder value, and have a time horizon that aligns with long-term corporate goals.

During 2019, we granted the following types of awards to our Named Executive Officers:

•	Time-Vesting RSUs. Restricted Share Units or “RSUs” represent the right to receive shares of our common stock upon vesting. The Time-Vesting RSUs that we granted during 2019 vest contingent on the grantee’s continued employment over a period of time, with the specific vesting dates disclosed below in the footnotes to the “Outstanding Equity Awards” table; and

•	Special Canopy Growth RSUs. In addition to the Time-Vesting RSUs, we also granted our Named Executive Officers a second award of RSUs that vest as follows: one quarter will vest in June of each of 2020 and 2021, and half vest solely if and when Canopy Growth acquires Acreage. See “Structure of the Corporation”.

•	Make-Whole RSUs. Also in connection with the Canopy Growth transaction, on July 31, 2019, the Corporation issued 981,836 RSUs to the Named Executive Officers with unvested RSUs and stock options (“make-whole awards”) as of June 27, 2019. The RSUs were issued to all employees, including the Named Executive Officers, to provide additional incentive for employees that were not eligible to receive the option premium paid by Canopy Growth to our Shareholders as of the close of business on June 26, 2019. The vesting conditions of the make-whole awards are subject to the same vesting terms as the unvested options and RSUs held as of the grant date.

We granted each of the awards described above under our Omnibus Plan, which we adopted on November 14, 2018 in connection with the RTO. The value of the RSUs that we granted during 2019 appear in the “Stock Awards” column of the Summary Compensation Table below.

Special Canopy Growth RSUs

Pursuant to the Arrangement Agreement, as a condition to the implementation of the Arrangement, Kevin Murphy must enter into an agreement (a “Lockup and Incentive Agreement”) with the Corporation and Canopy Growth. In addition, pursuant to the Arrangement Agreement, the Corporation and the other Named Executive Officers as well as Glen Leibowitz, Chief Financial Officer, and James Doherty, General Counsel and Secretary (together with Kevin Murphy, the “Key Individuals”), entered into Lockup and Incentive Agreements with Canopy Growth. Such Lockup and Incentive Agreements were and continue to be necessary to ensure the retention and incentivization of the Key Individuals for a potentially extended period of time, of up to seven and a half years, and to keep them singularly focused on growing the U.S. business for the benefit of the combined entity throughout this time. The Lockup and Incentive Agreements are also designed to reward the Key Individuals for creating shareholder value during the period between the implementation of the Arrangement and the closing of the transaction with Canopy Growth and to discourage them from considering other, potentially lucrative opportunities, outside of Acreage. These agreements align their interests with all shareholders. Pursuant to the Lockup and Incentive Agreements: (i) 981,836 Acreage RSUs will be awarded to each Key Individual under the Omnibus Incentive Plan, each of which will entitle the Key Individual to receive one Subordinate Voting Share upon vesting, subject to receipt of any approval from Shareholders required under applicable Securities Laws, and will be exchanged for an RSU of Canopy Growth on the basis of the Exchange Ratio following completion of the acquisition; (ii) each Key Individual will agree not to sell or otherwise transfer in any manner two-thirds of the Acreage securities (including Acreage RSUs, and securities which may be converted or exchanged for Acreage securities) which he currently owns or has control or direction over, and over which he may acquire ownership or control or direction; and (iii) each Key Individual will agree to not compete with Acreage or any successor for one year after his employment ends, provided that he will be entitled to a one-year severance payment if his employment is terminated without cause following the acquisition. The locked-up securities will be released from the Lockup and Incentive Agreements according to a schedule set forth therein.

The value of the Special Canopy Growth RSUs as of the grant date, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, was $15,346,097 to each Named Executive Officer, which is equal to the number of Special Canopy Growth RSUs times the closing price of Acreage’s Subordinate Voting Shares of $16.45 on the grant date.

Other Compensation and Retirement Plans

In addition to the benefits described above, we also provide our Named Executive Officers with a limited number of other benefits which disclosed and described in the Summary Compensation Table and related footnotes below. Our Named Executive Officers were also eligible to defer compensation into our tax-qualified 401(k) plan on the same basis as our other salaried employees. At this time, the Corporation does not make any matching or other company contributions to the 401(k) plan. We do not provide any other retirement plans or benefits to our Named Executive Officers other than the 401(k) plan.

Employment and Severance Agreements

We have not entered into any employment, severance, change in control, or similar agreements with any of our Named Executive Officers.

Restrictions on Hedging

The Corporation’s Insider Trading and Reporting Policy prohibits the Corporation’s officers (including the Named Executive Officers), directors and employees from buying or selling financial instruments that are designed to hedge or offset a decrease in market value of equity securities of the Corporation granted as compensation or held, directly or indirectly, by such individuals.

Summary Compensation Table

The following table sets out the compensation for the Corporation’s Named Executive Officers for the years ended December 31, 2019 and December 31, 2018:

Name and Principal Position	Fiscal Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)(1)	Option Awards (US$)	Non-Equity Incentive Plan Compensation (US$)	All Other Compensation (US$)(2)	Total Compensation (US$)
Kevin P. Murphy	2019	$375,000	-	$16,627,588	-	-	$36,230	$17,038,818
Chief Executive Officer	2018	$375,000	-	-	$10,098,000	-	-	$10,473,000
Robert Daino	2019	$350,000	-	$16,627,588	-	-	$128,114	$17,105,702
Chief Operating Officer	2018	$196,212	-	$15,000,000	$4,488,000	-	$23,801	$19,708,013
Tyson Macdonald	2019	$275,000	-	$16,720,589	-	-	$93,622	$17,089,211
EVP Corporate Development	2018	$193,750	$75,000	$2,437,500	$2,337,500	-	$20,719	$5,064,469

Notes:

(1)	Represents the aggregate grant date fair value of all RSUs (including the Special Canopy Growth RSUs) that the Corporation granted to each Named Executive Officer during 2019, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which excludes the effect of estimated forfeitures. Further information regarding the valuation of equity awards can be found in Note 12 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019.
(2)	For Mr. Murphy, represents the cost of the apartment that the Corporation provides for him to use when he is required to be present at the Corporation’s office in New York City ($26,377) plus a tax gross up on such benefit ($9,853). For Mr. Daino, includes the cost of the apartment that the Corporation provides for him to use when he is required to be present at the Corporation’s office in New York City ($48,775); reimbursement for travel expenses to New York City ($20,218); and a tax gross up on the foregoing benefits ($59,121). For Mr. Macdonald, includes the cost of the apartment that the Corporation provides for him to use when he is required to be present at the Corporation’s office in New York City ($17,686); reimbursement for travel expenses to New York City ($35,163); and a tax gross up on the foregoing benefits ($40,773).

Outstanding Equity Awards as of December 31, 2019

The following table sets out information concerning all outstanding share-based awards and option-based awards granted by the Corporation to the Corporation’s Named Executive Officers as at December 31, 2019.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable (#)(1)	Number of Securities Underlying Unexercised Options - Unexercisable (#)(1)	Option Exercise Price (US$)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (US$)(2)
Kevin P. Murphy	180,000	360,000	$25.00	11/14/2028	1,064,300	(3)	$6,300,656
Robert Daino	80,000	160,000	$25.00	11/14/2028	1,202,847	(4)	$7,120,854
Tyson Macdonald	41,666	83,334	$25.00	11/14/2028	1,023,972	(5)	$6,061,914

Notes:

(1)	All option awards were granted on November 14, 2018, and vest in eight substantially equal quarterly installments beginning on February 14, 2020.

(2)	Calculated as the Number of Shares or Units of Stock that Have Not Vested multiplied by the closing market price of our common stock on December 31, 2019, which was $5.92.

(3)	Represents 82,464 RSUs that were granted on July 31, 2019 and that vest in quarterly installments beginning on February 14, 2020 and 981,836 RSUs that were granted on June 27, 2019, half of which vest on the three-month anniversary of the closing of Canopy Growth’s acquisition of Acreage and the other half of which vest in two equal installments on June 27, 2020 and June 27, 2021.

(4)	Represents 71,011 RSUs that were granted on July 31, 2019 and that vest 17,180 on each of March 11, 2020 and June 11, 2020, and then in eight substantially equal quarterly installments beginning on February 14, 2020; 981,836 RSUs that were granted on June 27, 2019, half of which vest on the three-month anniversary of the closing of Canopy Growth’s acquisition of Acreage and the other half of which vest in two equal installments on June 27, 2020 and June 27, 2021; and 150,000 RSUs that were granted on November 14, 2018 and that vest in two equal installments on March 11, 2020 and June 11, 2020.

(5)	Represents 23,385 RSUs that were granted on July 31, 2019 and that vest 4,296 on March 15, 2020 and the remainder of which vest in eight substantially quarterly installments beginning on February 14,2020; 981,836 RSUs that were granted on June 27, 2019, half of which vest on the three-month anniversary of the closing of Canopy Growth’s acquisition of Acreage and the other half of which vest in two equal installments on June 27, 2020 and June 27, 2021; and RSUs granted on March 12, 2019 and November 14, 2018 in the amount of 6,563 and 12,188, respectively, that all vest on March 15, 2020.

Termination and Change of Control Benefits

None of the Named Executive Officers are entitled to any payments following or in connection with any termination, resignation, retirement, change in control or change in the responsibilities of the Named Executive Officers, except for the following:

•	As disclosed above, half of the Special Canopy Growth RSUs granted to each of the Named Executive Officers vest solely upon the three-month anniversary of Canopy Growth’s acquisition of Acreage. In addition, under the terms of the Special Canopy Growth RSUs, the Named Executive Officers are subject to a non-compete covenant that continues for one year after their termination of employment for any reason, but if the Corporation terminates their employment without cause, then we would be required to pay them one year of severance to enforce the non-compete.

•	Pursuant to the terms of our Omnibus Incentive Plan, all outstanding stock options will become fully exercisable immediately before a change in control, and any RSUs (other than the Special Canopy Growth RSUs, which are subject to the conditions described above) will become fully vested upon the change in control (assuming, if applicable, that any performance criteria were achieved at the target level), unless the surviving entity agrees to assume the awards or issue substitute awards.

Director Compensation

During the 12 months ended December 31, 2019, the Corporation did not pay compensation to its directors in the form of annual fees for attending meetings of the Board. Directors do not receive additional compensation for acting as chairs of committees of the Board. During 2019, each non-employee director was reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the Board, committees of the Board or meetings of the Corporation’s Shareholders. The non-employee directors did receive make-whole awards in connection with the transaction with Canopy Growth, as described in the table below.

Director Compensation Table

The following table sets forth information concerning the compensation earned by the non-executive directors during the 12 months ended December 31, 2019.

Name	Fees Earned (US$)	Share-Based Awards (US$)(1)(2)	Option Awards (US$)(3)	All Other Compensation (US$)	Total (US$)
John Boehner	-	$855,545	-	-	$855,545
William F. Weld(4)	-	$855,545	-	-	$855,545
Larissa L. Herda(5)	-	$580,922	-	-	$580,922
Douglas Maine	-	$580,922	-	-	$580,922
Brian Mulroney	-	$1,423,241	-	-	$1,423,241
William C. Van Faasen	-	$580,922	-	-	$580,922

Notes:

(1)	Represents the grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, of the following number of make-whole awards granted on July 31, 2019 and that vest in two installments on November 14 of 2020 and 2021, contingent on the director’s continued service: Mr. Boehner and Mr. Weld – 67,472; Ms. Herda, Mr. Maine, and Mr. Van Faasen – 45,814; Mr. Mulroney – 112,243. The make-whole awards were not granted as compensation to directors for their service on the Board, but rather to provide incentive to unvested equity holders who were not eligible to receive the option premium paid by Canopy Growth to Shareholders as of the close of business on June 26, 2019. Further information regarding the valuation of equity awards can be found in Note 12 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019.
(2)	As of December 31, 2019, the directors had the following number of stock awards outstanding: Mr. Boehner and Mr. Weld – 67,472 RSUs and 312,500 C-1 Units; Mr. Van Faasen and Mr. Maine – 57,211 RSUs; Mr. Mulroney – 214,830 RSUs; and Ms. Herda – 73,597 RSUs. The C-1 Units are profit interests in High Street Capital Partners, LLC which are potentially convertible into common units of High Street Capital Partners, LLC. Common units of High Street Capital Partners, LLC are convertible into Subordinate Voting Shares.
(3)	As of December 31, 2019, the directors had the following number of option awards outstanding: Mr. Boehner and Mr. Weld – none; Ms. Herda, Mr. Maine and Mr. Van Faasen – 160,000; Mr. Mulroney – 280,000.
(4)	Mr. Weld resigned as a director on February 14, 2020.
(5)	Ms. Herda resigned as a director on March 24, 2020.

INTERCORPORATE MANAGEMENT AGREEMENTS

No management functions of the Corporation are performed by a person or company other than the directors and executive officers of the Corporation.

Pursuant to the A&R LLC Agreement, USCo (in which the Corporation owns a 100% equity interest) is the sole manager (the “Manager”) of HSCP, the Corporation’s operating subsidiary. Under the A&R LLC Agreement, the Manager is to appoint HSCP’s officers, to fix their salaries and compensation, and to delegate such authority and titles to them as it may consider advisable. The officers of HSCP oversee the day to day business and operations of HSCP, subject to the limitations imposed by the Manager. The Manager may resign at any time vacancies in the position of Manager are to be fully by USCo. The members of HSCP have no authority to remove or replace the Manager. The Manager may cause HSCP to contract and deal with the Manager, provided such contracts and dealings are on terms comparable to and competitive with those available to the Corporation from others dealing with the Corporation at arm’s length, or are approved by the members of HSCP. USCo and USCo2 are to be reimbursed for all reasonable out of product expenses incurred on behalf of HSCP. The Manager does not receive any further compensation under the A&R LLC Agreement. The Manager is not to be liable to HSCP or any other of its members for any act or omission performed by it in its capacity as Manager, provided the act or omission is not attributable to the Manager’s fraud, intentional misconduct or knowing violation of any law, or breaches of representations and warranties combined in the A&R LLC Agreement or any other agreement between the Manager and HSCP.

CORPORATE GOVERNANCE AND AUDIT COMMITTEE DISCLOSURE

The Board is committed to the highest standards of integrity, fiduciary duty and corporate governance. National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”, and together with NI 58-101, the “CSA Guidelines”) set out a series of guidelines for effective corporate governance. Under the CSA Guidelines, the Corporation must disclose on an annual basis the corporate governance practices it has adopted. Further, the Corporation acknowledges the concerns of the Canadian Securities Administrators (“CSA”) noted in CSA Staff Notice 51-359 Corporate Governance Related Disclosure Expectations for Reporting Issuers in the Cannabis Industry (the “Staff Notice”). In particular, the Staff Notice states that detailed information of any cross-ownership of financial interests in the cannabis industry should be disclosed in applicable disclosure documents, along with maintaining the independence of board members. In this section, the Corporation summarizes such practices, in addition to certain other governance matters. Our Board Mandate and charters for our Board’s Audit and Compensation and Corporate Governance Committee are available on our website, www.investors.acreageholdings.com/governance-documents, and are otherwise available in print to any Shareholder who requests them from our Corporate Secretary.

Board of Directors

Composition and Independence

The Board is currently comprised of five members. All but two of the five directors are considered to be not independent under the CSA Guidelines and in accordance with National Instrument 52-110 - Audit Committees (“NI 52-110”). Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the Board, be reasonably expected to interfere with such director’s exercise of independent judgment. The directors of the Corporation who are independent are Brian Mulroney, Douglas Maine and William C. Van Faasen. Mr. Murphy is not independent, given that he is the Chief Executive Officer of the Corporation, and Mr. Boehner is not independent because he received more than C$75,000 in direct compensation from HSCP for advisory services and related matters within a twelve month period during the past three years. As three out of the five directors of the Corporation are independent, a majority of directors are independent. Currently, our Board believes it is in the best interests of the Corporation for the roles of Chair and Chief Executive Officer to be combined and to appoint a lead independent director. Our Board believes that this leadership structure currently assists our Board in creating a unified vision for our Corporation, streamlines accountability for our performance and facilitates our Board’s efficient and effective functioning. Douglas Maine is the current lead independent director of the Corporation. The lead independent director is expected to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may direct. See “Position Description”.

The independent directors meet for in camera sessions without non-independent directors and members of management at the end of each regular Board meeting (unless they waive such requirement).

Other Directorships

Currently, the following directors serve on the boards of other public companies, as listed below:

Name of Director	Other Reporting Issuers
Brian Mulroney	Quebecor Inc. (TSX: QBR)
The Blackstone Group L.P. (NYSE:BX)
Wyndham Hotels & Resorts, Inc. (NYSE:WH)
John Boehner	Titan Mining Corporation (TSX:TI)
Douglas Maine	Albemarle Corporation (NYSE:ALB)
William van Faasen	Eversource Energy (NYSE:ES)

Meeting Attendance

The board met ten times during 2019, and each of our directors, with the exception of former director William F. Weld, attended 75% or more of the aggregate number of meetings of the board and the committees on which he or she served, in each case while the director was serving on our board of directors or such committees, as applicable. The Board met in executive sessions during all regularly scheduled in-person meetings, without management present, and plans to continue that process going forward. The lead independent director presided over these executive sessions. Mr. Murphy and Mr. Van Faasen attended our 2019 Annual Meeting.

Position Description

The Board has developed a written position description for the lead independent director. The lead independent director is expected to provide leadership to independent directors by:

•	serving as Chair of the meetings of the independent directors;
•	serving as principal liaison between the independent directors and the Chief Executive Officer of the Corporation and between the independent directors and senior management of the Corporation;
•	ensuring that independent directors have adequate opportunities to meet and discuss issues in meetings of the independent directors without management of the Corporation or non-independent directors present;
•	communicating to management of the Corporation or the Board, as appropriate, the results of meetings among independent directors;
•	convening meetings of the Board with the concurrence of at least one other director as appropriate to discuss matters requiring consideration or discussion amongst the members of the Board;
•	in the absence of the Chair, presiding as chair at meetings of the Board;
•	endeavoring to ensure reasonable procedures are in place for directors to engage outside advisors at the expense of the Corporation in appropriate circumstances;
•	being the primary contact for stakeholders who wish to contact independent directors; and
•	performing such other duties as the Board may from time to time direct.

Communications with the Board

Shareholders may communicate with our Board or individual directors by submitting communications in writing to us to: Office of the Corporate Secretary, 366 Madison Ave, 11th Floor, New York, NY 10017.

Board Mandate

The mandate of the Board (the “Board Mandate”) is focused on governance and stewardship of the business carried on by the Corporation and its subsidiaries as a whole and to act with a view to the best interests of the Corporation and its Shareholders. The Board has adopted a written mandate which provides that the core responsibilities of the Board include stewardship and oversight in the following areas:

(a) Overseeing Shareholder Communication

The Board shall ensure there is effective communication between the Corporation and its Shareholders, other stakeholders and the public. The Board meets annually to review the Corporation’s communication and disclosure policies.

(b) Establishing Strategic Goals, Performance Objectives and Operational Policies

The Board reviews and approves strategic corporate objectives and is responsible for establishing corporate values against which the performance of the Corporation and its subsidiaries are measured. At least annually, the Board will meet to approve long-term strategies, review and approve strategic and operational plans and budgets developed by management, set targets against which to measure corporate and executive performance and satisfy itself that a portion of executive compensation is linked appropriately to performance of the Corporation.

(c) Delegating Management Authority

The Board shall satisfy itself that processes are in place with respect to the appointment, development, evaluation and succession of senior management of the Corporation and its subsidiaries and that the Chief Executive Officer and the other executive officers of the Corporation and that such individuals create a culture of integrity throughout the Corporation and its subsidiaries. Among other things, the Board shall delegate management authority to the Chief Executive Officer and such other executive officers determined are appropriate, the authority to manage the business of the Corporation and its subsidiaries and to make decisions regarding the ordinary course of business and operations in accordance with the Corporation’s Delegation of Authority and ensure that the Delegation of Authority is reviewed annually.

(d) Monitoring Risk, Compliance and Corporate Performance

The Board shall assess and monitor the principal risks of all aspects of the businesses in which the Corporation and its subsidiaries as a whole are engaged. The Board is responsible for monitoring the performance of the Corporation and its subsidiaries against both short-term and long-term strategic plans and annual performance targets, and monitoring compliance with Board policies and the effectiveness of risk management practices. In addition, the Board shall verify effective internal controls and management information systems are implemented and maintained, which ensure the directors discharge the Board’s oversight responsibilities, including the Corporation’s compliance with legal and regulatory requirements related to financial and other continuous disclosure reporting.

(e) Developing Board Processes

The Board develops procedures relating to the conduct of its business and the fulfillment of the Board’s responsibilities. It is also responsible, through the Compensation and Corporate Governance Committee, for developing the Board’s approach to corporate governance.

Board Committees

At present, the Board has three standing committees, the Audit Committee, the Compensation and Corporate Governance Committee and the M&A Committee.

Audit Committee

The Audit Committee met nine times during 2019. The Audit Committee is comprised of three members: William Van Faasen (Chair), Douglas Maine and Brian Mulroney. Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110. Information concerning the relevant education and experience of the Audit Committee members can be found in “Business to be Transacted at the Meeting - Election of Directors” in this Proxy Statement. The Board has determined that each of Messrs. Van Faasen, Maine and Mulroney qualify under the SEC’s rules as an “audit committee financial expert.”

The principal duties and responsibilities of the Audit Committee are to assist the Board in discharging the oversight of:

•	the integrity of the Corporation’s consolidated financial statements and accounting and financial processes and the audits of the Corporation’s consolidated financial statements;
•	the Corporation’s compliance with legal and regulatory requirements;
•	the Corporation’s external auditors’ qualifications and independence;
•	the work and performance of the Corporation’s financial management and its external auditors; and
•	the Corporation’s system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance, and risk management established by management and the Board.

In fulfilling its responsibilities, the Audit Committee meets regularly with the Corporation’s auditor and key management members.

The Audit Committee has access to all of the Corporation’s books, records, facilities and personnel and may request any information about the Corporation as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee, and is responsible for the pre-approval of all non-audit services to be provided by our auditors.

Audit Committee Report

In connection with its function to oversee and monitor the financial reporting process of the Corporation, the Audit Committee has done the following:

•	reviewed and discussed the Corporation’s audited financial statements for the fiscal year ended December 31, 2019 with the Corporation’s management;
•	discussed with Marcum LLP, the Corporation’s independent registered public accounting firm, those matters required to be discussed by Public Company Accounting Oversight Board and the SEC;
•	received the written disclosures and the letter from Marcum LLP required by the applicable requirements of the Public Company Accounting Oversight Board, considered whether the provisions of non-audit services by Marcum LLP are compatible with maintaining Marcum LLP’s independence, and discussed with Marcum LLP its independence.

Based on the foregoing, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Audit Committee of the Board of Directors

William Van Faasen (Chair)

Douglas Maine

Brian Mulroney

Compensation and Corporate Governance Committee

The Compensation and Corporate Governance Committee met three times during 2019. The Compensation and Corporate Governance Committee was comprised of three members during 2019: Larissa L. Herda (Chair), John Boehner and Kevin P. Murphy. Larissa L. Herda was independent for purposes of NI 58-101. The Compensation and Corporate Governance Committee is currently comprised of John Boehner and Kevin P. Murphy.

The principal duties and responsibilities of the Compensation and Corporate Governance Committee are to assist the Board in discharging its oversight of:

•	executive and director compensation;
•	executive compensation disclosure;
•	management development and succession;
•	the Corporation’s overall approach to corporate governance;
•	the size, composition and structure of the Board and its committees;
•	orientation and continuing education for directors;
•	related party transactions and other matters involving conflicts of interest; and
•	any additional matters delegated to the Compensation and Corporate Governance Committee by the Board.

M&A Committee

The principal duties and responsibilities of the M&A Committee are to assist the Board in:

•	reviewing and providing guidance to management and the Board with respect to the Corporation’s acquisition, investment and divestiture strategies.
•	evaluating acquisition, investment and divestiture opportunities, when and as appropriate.

The M&A Committee also requests that management prepare and present post-acquisition performance reviews on specified acquisitions as the M&A Committee sees fit.

Orientation and Continuing Education

No formal program currently exists for the orientation of new directors. It is expected that existing directors will provide orientation and education to any new members on an informal and ad hoc basis. No formal continuing education program currently exists for the directors of the Corporation; however, the Corporation encourages directors to attend, enroll or participate in courses and/or seminars dealing with financial literacy, corporate governance and related matters. Each director of the Corporation has the responsibility for ensuring that he or she maintains the skill and knowledge necessary to meet his or her obligations as a director.

Ethical Business Conduct

The directors of the Corporation have adopted a formal written code of ethics and business conduct (the “Code”) in addition to compliance with applicable governmental laws, rules and regulations. The Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	avoidance of conflicts of interest with the interests of the Corporation;
•	protection and proper use of corporate assets and opportunities;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt reporting of any violations of the Code to an appropriate person or person identified in the Code; and
•	accountability for adherence to the Code.

The Code sets the minimum standards expected to be met or exceeded in all business and dealings of the Corporation and provides guidelines to help address new situations. The directors of the Corporation expect the Corporation’s employees, officers, directors and representatives to act with honesty and integrity and to avoid any relationship or activity that might create, or appear to create, a conflict between their personal interest and the interests of the Corporation.

Nomination of Directors

The Board is be responsible for nominating members for election to the Board by the Corporation’s Shareholders at the annual general meeting of Shareholders. The Board is also responsible for filling vacancies on the Board that may occur between annual general meetings of Shareholders. The Compensation and Corporate Governance Committee shall be responsible for identifying, reviewing, evaluating and recommending to the Board candidates to serve as directors of the Corporation, in accordance with its charter and consistent with the criteria set forth in the Board Mandate. The criteria will reflect, among other things:

•	competencies, skills and personal qualities that the Board considers to be necessary for the Board, as a whole, to possess;
•	competencies, skills and personal qualities that the Board considers each existing director to possess;
•	competencies, skills and personal qualities that each new director would bring to the Board; and
•	responsibilities that would materially interfere with or be incompatible with Board membership.

In identifying, reviewing, evaluating and recommending to the Board candidates to serve as directors of the Corporation, the Compensation and Corporate Governance Committee will seek to identify candidates providing for diverse backgrounds with outstanding business experience, and candidates that have a proven ability and significant accomplishments through other enterprises to enable the Board to represent a broad set of capabilities and viewpoints.

Compensation

The Compensation and Corporate Governance Committee is charged with reviewing on an annual basis the compensation and benefits paid to the directors considering market conditions and practice and considering risks and responsibilities.

Related Party Transactions

The Compensation and Corporate Governance Committee is also expected to review and approve all related-party transactions and prepare reports for the Board on such-related party transactions.

Director Terms Limits and Other Mechanisms of Board Renewal

The Corporation does not have a retirement policy and does not discriminate based on age. Similarly, the Board has not adopted a term limit for directors or established a formal process for the renewal of Board membership. The Board is of the view that the imposition of arbitrary director term limits may diminish the benefits derived from continuity amongst members and their familiarity with the Corporation and the industry in which it operates and could unnecessarily expose the Corporation to losing experienced and valuable talent.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Corporation or its subsidiaries since the beginning of the Corporation’s most recently completed financial year.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Corporation maintains directors’ and officers’ liability insurance to protect persons indemnified pursuant to the A&R LLC Agreement against certain expenses, liabilities or losses described in the A&R LLC Agreement whether or not the Corporation would otherwise have the power to indemnify such person against such expenses, liabilities or losses under the provisions of the A&R LLC Agreement. For the fiscal year ended December 31, 2019, the insurance provided for a coverage limit of US$8,000,000 for claims and expenses, without a retention for each person insured under the policy when the Corporation cannot indemnify such person and with a retention of: (i) US$3,000,000 for all other claims (including securities claims) and expenses, (ii) US$5,000,000 for all other claims, including securities claims based upon, arising out of, or attributable to the following transaction: Canopy Growth’s acquisition of Acreage Holdings, Inc. and (iii) no coverage for all non-indemnifiable loss, subject to the terms and conditions of the policy. The premiums for the insurance were US$1,250,000 which were paid in full by the Corporation.

TRANSFER AGENT AND REGISTRAR

The Corporation’s transfer agent and registrar for the Subordinate Voting Shares, Proportionate Voting Shares and Multiple voting Shares is Odyssey Trust Company at its office at 323 - 409 Granville Street, Vancouver, British Columbia, V6C 1T2, Canada. The Corporation’s DTC FAST agent for the Subordinate Voting Shares is Odyssey Trust Company at its office at 323 - 409 Granville Street, Vancouver, British Columbia, V6C 1T2, Canada.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed below and elsewhere in this Proxy Statement, neither the Corporation nor any director or officer of the Corporation, nor any proposed nominee for election as a director of the Corporation, nor any other insider of the Corporation, nor any associate or affiliate of any one of them has or has had, at any time since the beginning of the Corporation’s most recently completed year, any material interest, direct or indirect, in any transaction or proposed transaction that has materially affected or would materially affect the Corporation.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

Management of the Corporation knows of no matters to come before the Meeting other than as set forth in this Proxy Statement. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN TO MANAGEMENT SHOULD PROPERLY COME BEFORE THE MEETING, THE ENCLOSED FORM OF PROXY WILL BE USED TO VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE PROXY.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Under the Corporation’s articles (the “Articles”), for director nominations to be presented at the 2021 Annual Meeting, the Corporate Secretary of the Corporation must receive notice in accordance with the Articles at the Corporation’s principal executive offices not later than the close of business on the 40th day before the 2021 Annual Meeting. The notice must include all of the information required by the Articles. Shareholder proposals intended for inclusion in the Corporation’s proxy materials under Rule 14a-8 under the U.S. Exchange Act, for the 2021 Annual Meeting must be received at the Corporation’s headquarters no later than Feb 10, 2021. Proposals and notices of proposals should be delivered to our principal executive office at: Office of the Corporate Secretary, 366 Madison Ave, 11th Floor, New York, NY 10017.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Pursuant to the rules of the SEC, services that deliver our communications to Shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple Shareholders sharing the same address a single copy of our Notice of Internet Availability of Proxy Materials and, as applicable, a printed version of our annual report to Shareholders and this Proxy Statement. Upon oral or written request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, annual report to Shareholders and/or Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered.

Shareholders sharing an address may also request delivery in the future of a single copy of a Notice of Internet Availability of Proxy Materials, annual report to Shareholders and/or Proxy Statement if they are currently receiving multiple copies of such documents. Shareholders may notify us of their requests by writing to our Corporate Secretary at 366 Madison Avenue, 11th Floor, New York, New York, 10017.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available under the Corporation’s profile on the SEC’s website at www.sec.gov. Financial information is provided in the Corporation’s audited comparative financial statements and management’s discussion and analysis for the year ended December 31, 2019. Copies of the Corporation’s financial statements and management’s discussion and analysis may be obtained under the Corporation’s profile on the SEC’s website at www.sec.gov or upon written request to the Corporate Secretary at 366 Madison Avenue, 11th Floor, New York, New York, 10017.

APPROVAL OF BOARD

The contents of this Proxy Statement and delivery of it to each director of the Corporation, to the auditors of the Corporation and to the Shareholders of the Corporation entitled to notice of the Meeting, have been approved by the directors of the Corporation.

DATED at New York, New York this 10th day of June, 2020.

BY ORDER OF THE BOARD OF DIRECTORS

(Signed)
Kevin P. Murphy
Chairman and Chief Executive Officer

Appendix A: Change of Auditor Reporting Package

ACREAGE HOLDINGS, INC.

366 Madison Avenue, 11th Floor

New York, NY 10017

United States

NOTICE OF CHANGE OF AUDITOR

Pursuant to NI 51-102 (Part 4.11)

TO:	MNP LLP

AND TO:	Marcum LLP

AND TO:	British Columbia Securities Commission
Alberta Securities Commission
Financial and Consumer Affairs Authority of Saskatchewan
The Manitoba Securities Commission
Ontario Securities Commission
Financial and Consumer Services Commission, New Brunswick
Nova Scotia Securities Commission

It is proposed that Acreage Holdings, Inc. (the "Company") will change its auditor from MNP LLP (the "Former Auditor") to Marcum LLP (the "Successor Auditor") effective as of October 3, 2019.

The Former Auditor resigned at the request of the Company on October 3, 2019. The Audit Committee (the “Audit Committee”) of the Board of Directors of the Company (the “Board”) made a recommendation to the Board for the change of auditor due to the Company's desire to engage a different audit firm.

The Company further reports there were no reservations in the Former Auditor’s reports on the Company's financial statements for the period commencing at the beginning of the Company's most recently completed financial year and ending on the date of resignation of the Former Auditor.

There are no reportable events including disagreements, consultations, or unresolved issues as defined in NI 51-102 (Part 4.11) between the Company and the Former Auditor.

The change of the auditor and the recommendation to appoint the Successor Auditor was recommended by the Audit Committee and approved by the Board.

DATED this 4th day of October, 2019.

ACREAGE HOLDINGS, INC.

Per:
/s/ Glen S. Leibowitz
Glen S. Leibowitz
Chief Financial Officer

1

MNP

October 10, 2019

British Columbia Securities Commission

Alberta Securities Commission

Financial and Consumer Affairs Authority of Saskatchewan

The Manitoba Securities Commission

Ontario Securities Commission

Financial and Consumer Services Commission, New Brunswick

Nova Scotia Securities Commission

Dear Sirs/Mesdames:

Re: Acreage Holdings, Inc. (the "Company")

As required by National Instrument 51-102 – Continuous Disclosure Obligations, we have reviewed the information contained in the notice of change of auditor (the "Notice") for the Company dated October 4, 2019 and, based upon our knowledge of the circumstances at this time, we do not disagree with the information contained in the Notice.

Yours truly,

/s/ MNP LLP

MNP LLP
Chartered Professional Accountants
Licensed Public Accountants
Waterloo, Ontario

2

Marcum

October 10, 2019

British Columbia Securities Commission

Alberta Securities Commission

Financial and Consumer Affairs Authority of Saskatchewan

The Manitoba Securities Commission

Ontario Securities Commission

Financial and Consumer Services Commission, New Brunswick

Nova Scotia Securities Commission

Re: Acreage Holdings, Inc. (the “Company”)

Dear Sirs/Mesdames:

We have read the notice of change of auditor (the “Notice”) of the Company, dated October 4, 2019 and are in agreement with the statements in such Notice that relate to us.

Very truly yours,

/s/ Marcum llp

/gcp

3

ACREAGE HOLDINGS, INC.
Form of Proxy – Annual General Meeting to be held on July 23, 2020

Appointment of Proxyholder

I/We being the undersigned holder(s) of Acreage Holdings, Inc. hereby appoint Kevin P. Murphy, or failing this person, James A. Doherty, III, or failing both persons, Glen Leibowitz, each as

OR	Every holder has the right to appoint some other person or company of their choice, who need not be a shareholder, to attend and act on their behalf at the Annual General Meeting or any adjournment or postponement hereof. If you wish to appoint a person or company other than the persons whose names are printed herein, print the name of the person you are appointing in the space below:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Acreage Holdings, Inc. to be held virtually at https://web.lumiagm.com/249457963 or at any adjournment thereof.

1. Number of Directors. To set the number of directors to be elected at the Meeting to five					For Withhold Abstain ☐ ☐ ☐
2. Election of Directors.	For Withhold Abstain		For Withhold Abstain		For Withhold Abstain
a. John Boehner	☐ ☐ ☐	b. Kevin P. Murphy	☐ ☐ ☐	c. Douglas Maine	☐ ☐ ☐
d. Brian Mulroney	☐ ☐ ☐	e. William C. Van Faasen	☐ ☐ ☐

3.   Appointment of Marcum LLP as the new auditors of Acreage Holdings, Inc. for the ensuing year and authorization of the Board of Directors to fix the remuneration of Marcum LLP.

The Board recommends you vote “FOR” Proposals 1 and 3, and “FOR” all of the nominees listed in Proposal 2.

For Withhold Abstain ☐ ☐ ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.	Signature(s):	Date
MM / DD / YY
I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management
Interim Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐	Annual Financial Statements – Check the box to the right if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email.	☐

This form of proxy is solicited by and on behalf of Management.

Proxies must be received by 10:00 AM, EDT, on July 21st, 2020.

Notes to Proxy

1.	Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.

2.	If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

To Vote Your Proxy Online please visit:	Shareholder Address and Control Number Here
http://odysseytrust.com/Transfer-Agent/Login and click on VOTE. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To Virtually Attend the Meeting:
You can attend the meeting virtually by visiting https://web.lumiagm.com and entering the meeting ID 249-457-963. For further information on the virtual AGM and how to attend it, please view the management information circular of the company for the fiscal year 2019.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com
Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.